COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As collateral for its liabilities, the Company has recorded floating charges on all of its assets, including the intellectual property and equipment, in favor of banks.

b.	Collateral:

The Company obtained bank guarantees in the amount of $407 in favor of its lessor, customs and customers.

c.	Royalties:

The Company has undertaken to pay royalties to the BIRD Foundation ("BIRD"), at the rate of 5% on sales proceeds of products developed with the participation of BIRD up to the amount received, linked to the U.S. dollar. The contingent obligation as of December 31, 2017 is $ 2,444. No royalties were accrued or paid during 2017, 2016 and 2015.

d.	Lease commitments:

The Company and its subsidiaries have leased offices, motor vehicles and locations for periods through 2020. Minimum annual rental payments under non-cancelable operating leases are as follows:

2018	2,367
2019	1,848
2020	504
2021	271

4,990

Rent expenses for the years ended December 31, 2017, 2016 and 2015, were $2,325, $2,327 and $2,380, respectively.

e.	Litigation:

1.
As of December 31, 2017, several claims were filed against the Company, mainly by customers. The claims are in an amount aggregating to approximately $46. The substance of the claims is the malfunction of the Company's products, which occurred during the ordinary course of business. The Company is defending this litigation at court and has recorded a provision of $20.

2.
In August 2014, Pointer Brazil received a notification of lack of payments of $515 of VAT tax (Brazilian ICMS tax) plus $2,161 of interest and penalty totaling $2,676 of infraction, as of December 31, 2017. Company is defending this litigation at court and made a provision of $79; The total timeframe of litigation is up to 14 years.

3.
In July 2015, the company received a tax deficiency notice against Pointer Brazil, pursuant to which Pointer or Pointer Brazil is required to pay an aggregate amount of approximately US$12.8 million. The claim is based on the argument that the services provided by Pointer Brazil should be classified as "Telecommunication Services", and therefore subject to the State Value Added Tax. The Company based on the opinion of its legal counsel, in the opinion that no material costs will arise in respect to these claims and did not make any provision once this issue has two precedents that won the same type of litigation.

f.	Commitments:

1.
The Company and DBSI Investment Ltd. ("DBSI"), an equity owner in the Company (see Note 16), have entered into a management services agreement pursuant to which DBSI shall provide management services in consideration of annual management fees of $180 for a period of three years commencing on August 1, 2017.

2.	Under the credit facility from the Bank, the Company are required to meet financial covenants (see Note 10c).